                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-68227 of Accuride Corporation on Form S-8 of our report dated February 17, 2000, appearing in this Annual Report on Form 10-K of Accuride Corporation for the year ended December 31, 1999.



DELOITTE & TOUCHE LLP
Indianapolis, Indiana

March 20, 2000